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                                                                    EXHIBIT 23.1



                CONSENT OF HIRSCH SILBERSTEIN & SUBELSKY, P.C.





                          INDEPENDENT AUDITORS' CONSENT



      We consent to the incorporation by reference in this Registration Statement of the Tracker Corporation of America on Form S-8 of our report dated September 18, 1998, appearing in the Annual Report on Form 10-K of The Tracker Corporation of America for the year ended March 31, 1998. We also consent to the reference to us under the heading "Experts" in such Registration Statement.



/s/ Hirsch  Silberstein & Subelsky, P.C.
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Hirsch  Silberstein & Subelsky, P.C

Detroit, Michigan
January 8, 1999



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